UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 29, 2020 (July 28, 2020)

On Deck Capital, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36779	42-1709682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1400 Broadway, 25th Floor

New York, New York 10018

(Address of principal executive offices, including ZIP code)

(888) 269-4246

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.005 per share	ONDK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On July 28, 2020, On Deck Capital, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Enova International, Inc., a Delaware corporation (“Parent”) and Energy Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving as an indirect wholly owned subsidiary of Parent (the “Merger”).

Effect on Capital Stock

On and subject to the terms and conditions set forth in the Merger Agreement, upon the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Company common stock, par value $0.005 per share (the “Company Common Stock”) (other than any shares of Company Common Stock owned by the Company or owned by Parent, Merger Sub, or any other direct or indirect wholly owned subsidiary of Parent or any shares of Company Common Stock as to which appraisal rights have been properly exercised in accordance with Delaware law), will be automatically cancelled and converted into the right to receive (i) 0.092 of a duly authorized, validly issued, fully paid and nonassessable share of common stock, par value $0.00001 per share, of Parent (the “Exchange Ratio” and “Parent Common Stock”, respectively), (ii) $0.12 in cash (without interest) (the “Cash Consideration”) and (iii) if applicable, cash (without interest) for any fractional shares of Parent Common Stock (such consideration in clauses (i) through (iii) collectively, the “Merger Consideration”).

Representations and Warranties and Covenants

The Company, Parent and Merger Sub have each made customary representations, warranties and covenants in the Merger Agreement. Among other things, (i) each party has agreed, subject to certain exceptions, to use commercially reasonable efforts to conduct its business in all material respects in the ordinary course of business, from the date of the Merger Agreement until the Effective Time, and not to take certain actions prior to the Effective Time without the prior written consent of the other party (not to be unreasonable withheld, conditioned or delayed) and (ii) the Company agreed not to solicit alternative business combination transactions and, subject to certain exceptions designated to allow the Company’s board of directors to fulfill its fiduciary duties, not to engage in discussions or negotiations regarding any alternative business combination transactions.

Equity Awards

In connection with the Merger Agreement, each option that represents the right to acquire shares of Company Common Stock that is outstanding immediately prior to the Effective Time (each, an “Option”) with an exercise price less than the Merger Consideration Cash Value (as defined below), whether vested or unvested, will, at the Effective Time, be cancelled and converted into the right to receive an amount in cash (without interest) equal to (x) the Merger Consideration Cash Value minus the exercise price of such Option multiplied by (y) the total number of shares of Company Common Stock subject to such Option. The Merger Agreement defines Merger Consideration Cash Value as the sum of the (i) Cash Consideration and (ii) product obtained by multiplying the Exchange Ratio by the volume weighted average closing sale price of one share of Parent Common Stock as reported on the New York Stock Exchange for the 10 consecutive trading days ending on the date that is two trading days prior to the closing date (the “Parent Trading Price”). Each Option that is outstanding immediately prior to the Effective Time with an exercise price equal to or greater than the Merger Consideration Cash Value, whether vested or unvested, will, at the Effective Time, be forfeited and cancelled automatically without any consideration paid.

In addition, each service vesting award of restricted stock units of the Company that is outstanding immediately prior to the Effective Time and held by an employee of the Company or any subsidiary of the Company (the “Employee RSUs”), will, at the Effective Time, be assumed and converted automatically into a time vesting restricted stock unit award (each, an “Adjusted RSU”) that, subject to later vesting thereof, will be settled for a number of shares of Parent Common Stock equal to the sum of (i) the product of (A) the Exchange Ratio, multiplied by (B) the number of shares of Company Common Stock subject to the Employee RSU immediately prior to the Effective Time, plus (ii) the quotient of (A) the product of (x) the number of shares of Company Common Stock subject to the Employee RSU immediately prior to the Effective Time, multiplied by (y) the Cash Consideration, divided by (B) the Parent Trading

Price; provided, that fractional shares may, at Parent’s election, be settled in cash (without interest), based on the fair market value of a share of Parent Common Stock at the time of such settlement. Each Adjusted RSU shall otherwise be subject to the same terms and conditions applicable to the corresponding Employee RSU, including vesting terms; provided, that, each such Adjusted RSU shall immediately become fully vested upon any termination of the holder’s employment that occurs before the first anniversary of the closing date and is without cause, for good reason, or due to death or disability.

Each service vesting award of restricted stock units of the Company that is outstanding immediately prior to the Effective Time and held by an individual who is a non-employee director of the Company (a “Director RSU”) outstanding as of immediately prior to the Effective Time, whether vested or unvested, will automatically become vested in full and will be cancelled and converted into the right to receive the Merger Consideration for each share of Company Common Stock underlying such Director RSU.

With respect to performance vesting restricted stock units of the Company that may be settled in Company Common Stock that remain subject to performance-vesting condition and are outstanding immediately prior to the Effective Time (the “PSUs”), the Company’s board of directors will, prior to the Effective Time, make a reasonable good faith determination of the level of achievement of the performance conditions applicable to such PSUs for such performance period; provided, that for certain holders of PSUs who are also party to a change in control agreement with the Company, the level of achievement of the performance conditions shall be deemed to be target level. To the extent such determined achievement is below the threshold performance for any such PSU, such PSU will be forfeited and cancelled automatically without any consideration paid. To the extent such determined achievement is at least threshold performance for any such PSU, such PSU shall become vested based on the level of achievement determined and will be cancelled and converted into the right to receive (A) a number of shares of Parent Common Stock, equal to the sum of (x) the product of (I) the Exchange Ratio, multiplied by (II) the number of shares of Company Common Stock subject to vesting under the PSU based on the achievement of performance conditions, plus (y) the quotient of (I) the product of (aa) the number of shares of Company Common Stock described in clause (A)(x)(II) above, multiplied by (bb) the Cash Consideration, divided by (II) the Parent Trading Price, minus (B) that number of shares of Parent Common Stock with a fair market value equal to all required withholding taxes due upon settlement of such PSU as described in clause (A); provided that fractional shares may, at Parent’s election, be settled in cash (without interest), based on the fair market value of a share of Parent Common Stock at the time of such settlement.

With respect to each performance vesting restricted unit payable in cash (the “Performance Unit Award”) subject to a then-current performance period, immediately prior to the Effective Time, the Compensation Committee of the Company’s board of directors shall make a reasonable good-faith determination of the level of achievement of the performance conditions applicable to such Performance Unit Awards for such performance period; provided, that with respect to any holder of Performance Unit Awards who are also party to a change in control agreement with the Company, the level of achievement of the performance conditions applicable to such Performance Unit Awards shall be deemed to be target level. To the extent such determined achievement is below the threshold performance for any such Performance Unit Awards, such Performance Unit Awards will, at the Effective Time, whether vested or unvested, be forfeited and cancelled automatically without any consideration paid. To the extent such determined achievement is at least threshold performance for any such Performance Unit Awards, such Performance Unit Awards shall become vested based on the achievement of performance conditions and will be cancelled and converted into the right to receive, an amount in cash (without interest), equal to (i) $1.00 multiplied by (ii) the total number of units of the Performance Unit Awards that become vested based on the determined achievement of applicable performance conditions.

Each unit underlying a Performance Unit Award that was granted in 2019, to the extent it remains outstanding as of immediately prior to the Effective Time, whether vested or unvested, will automatically be assumed and converted into a time-vesting restricted cash unit award (each, an “Adjusted Performance Unit Award”) that, subject to later vesting thereof, will be settled for an amount of cash (without interest) equal to $1.00.

Each Adjusted Performance Unit Award shall otherwise be subject to the same terms and conditions applicable to the corresponding; provided, that, each such Adjusted Performance Unit Award shall immediately become fully vested upon any termination of the holder’s employment that occurs before the first anniversary of the closing date and is without cause, for good reason, or due to death or disability.

Closing Conditions

The closing of the Merger is conditioned on certain conditions, including (i) the adoption of the Merger Agreement by the Company’s stockholders, (ii) Parent Common Stock issuable as Merger Consideration being approved for listing on the New York Stock Exchange, (iii) the effectiveness of the registration statement on Form S-4, (iv) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Act, and (iv) other customary conditions for a transaction of this type, such as the absence of any legal restraint prohibiting the consummation of the transactions contemplated by the Merger Agreement.

Termination Rights

The Merger Agreement contains certain customary termination rights for the Company and Parent, including (i) if the Merger is not consummated on or before the “outside date” of April, 28, 2021 (subject to an extension by 90 days under certain circumstances), (ii) if the required approval of the Company’s stockholders is not obtained, (iii) if the other party materially breaches its representations, warranties or covenants and fails to cure such breach, or (iv) if any law or order prohibiting the Merger or the transactions contemplated by the Merger Agreement has become final and non-appealable. In addition, (x) subject to compliance with certain terms of the Merger Agreement, the Merger Agreement may be terminated by the Company in order to enter into a definitive agreement providing for a superior proposal and (y) the Merger Agreement may be terminated by Parent if the Company’s board of directors changes its recommendation or if the Company willfully breaches its non-solicit obligations regarding alternative business combination transactions.

Termination Fee

If (i) the Merger Agreement is terminated by the Company to enter into an agreement providing for a superior proposal or by Parent following a change in recommendation by the Company’s board of directors or a willful breach by the Company of its non-solicit obligations, or (ii) prior to the required approval of the Company’s stockholders, (x) an alternative business combination transaction for at least 50% of the Company voting securities or consolidated assets is publicly disclosed and not publicly withdrawn, (y) the Merger Agreement is later terminated due to failure to obtain the required Company stockholder vote or the outside date occurs and (z) within 12 months following termination, the Company enters into a change of control transaction with a third party which is subsequently consummated, the Company will be required to pay Parent a termination fee equal to $2,800,000.

The foregoing description of the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated by reference herein. The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company or Parent. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Company or Parent. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement. Further, investors should read the Merger Agreement not in isolation, but only in conjunction with the other information that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, by and among Enova International, Inc., Energy Merger Sub, Inc. and On Deck Capital, Inc., dated July 28, 2020.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

Forward Looking Statements

This communication contains “forward-looking statements” regarding On Deck Capital, Inc. (“OnDeck”), Enova International, Inc. (“Enova”) or their respective management’s future expectations, beliefs, intentions, goals, strategies, plans and prospects, which, in the case of OnDeck, are made in reliance on the “safe harbor” provisions within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve substantial risks, known and unknown, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to differ materially from future results expressed or implied by such forward-looking statements including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of OnDeck or Enova to terminate the merger agreement; the ability to obtain regulatory approvals and/or meet other closing conditions to the proposed merger on a timely basis or at all; the ability to obtain approval by OnDeck stockholders; difficulties and delays in integrating OnDeck’s and Enova’s businesses; risks that the proposed merger disrupts OnDeck’s or Enova’s current plans and operations; failing to realize anticipated synergies, cost savings and other anticipated benefits of the proposed merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; the risk that unexpected costs will be incurred; the ability of OnDeck or Enova to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the value of the Enova common stock to be issued in connection with the proposed merger; the outcome of any legal proceedings that may be instituted against OnDeck, Enova or their respective directors and officers; changes in global, political, economic, business, competitive, market and regulatory forces; changes in laws and regulations or the interpretation or enforcement thereof; changes in rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond OnDeck’s and Enova’s control. These and other risks, uncertainties, assumptions and other factors may be amplified or made more uncertain by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts OnDeck’s and Enova’s businesses, operations and financial results, including (without limitation) the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions taken to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements generally relate to future events or OnDeck’s and Enova’s future financial or operating performance and include, without limitation, statements relating to the proposed merger and the potential impact of the COVID-19 outbreak on OnDeck’s and Enova’s businesses and operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “contemplates,” “could,” “seeks,” “estimates,” “intends,” “targets”, “expects”, “allows”, “enables”, “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

While forward-looking statements are OnDeck’s and Enova’s current predictions at the time they are made, you should not rely upon them. Forward-looking statements represent OnDeck’s and Enova’s management’s beliefs and assumptions only as of the date of this communication, unless otherwise indicated, and there is no implication that the information contained in this communication is made subsequent to such date. For additional information concerning factors that could cause actual results and outcomes to differ materially from those expressed or implied in the forward-looking statements, please refer to (1) the cautionary statements and risk factors included in OnDeck’s filings with the Securities and Exchange Commission (the “SEC”), including OnDeck’s Annual Report on Form 10-K filed with the SEC on February 28, 2020, OnDeck’s Quarterly Report on Form 10-Q filed with the SEC on May 11, 2020 and any further disclosures OnDeck makes in Current Reports on Form 8-K. OnDeck’s SEC filings are available electronically on OnDeck’s investor website at investors.OnDeck.com or the SEC’s website at www.sec.gov and (2) the cautionary statements and risk factors included in Enova’s filings with the SEC, including Enova’s Annual Report on Form 10-K filed with the SEC on February 27, 2020, Enova’s Quarterly Report on Form 10-Q filed with the SEC on May 5, 2020 and any further disclosures Enova makes in Current Reports on Form 8-K. Enova’s SEC filings are available electronically on Enova’s investor website at ir.Enova.com or the SEC’s website at www.sec.gov.

OnDeck and Enova assume no obligation to update these forward-looking statements or this communication, or to update, supplement or correct the information set forth in this communication. All subsequent written and oral forward-looking statements attributable to OnDeck, Enova or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed merger, Enova will file with the SEC a registration statement on Form S-4 to register the shares to be issued in connection with the proposed merger. The registration statement will include a preliminary proxy statement of OnDeck / prospectus of Enova which, when finalized, will be sent to the stockholders of OnDeck seeking their approval of the respective merger-related proposals. STOCKHOLDERS OF ONDECK ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONDECK, ENOVA AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents and any other documents filed with or furnished to the SEC by OnDeck or Enova free of charge through the website maintained by the SEC at www.sec.gov, from OnDeck at its website investors.OnDeck.com, or from Enova at its website ir.Enova.com.

Participants in the Solicitation

OnDeck, Enova and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from OnDeck stockholders in respect of the proposed merger under the rules of the SEC. Information about OnDeck’s directors and executive officers is available in OnDeck’s proxy statement dated March 18, 2020 for its 2020 Annual Meeting of Stockholders. To the extent holdings of OnDeck securities by directors or executive officers of OnDeck have changed since the amounts contained in the definitive proxy statement for OnDeck’s 2020 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge from the sources indicated above, and from OnDeck by going to its investor relations page on its corporate website at investors.OnDeck.com. Information about Enova’s directors and executive officers and a description of their interests are set forth in Enova’s 2019 Annual Report, which may be obtained free of charge from Enova’s website, ir.enova.com. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from OnDeck and Enova using the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2020	On Deck Capital, Inc.

/s/ Kenneth A. Brause
Kenneth A. Brause Chief Financial Officer